                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 7, 1999

                       Morgan Stanley Dean Witter & Co.
                    --------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

        On January 7, 1999, Morgan Stanley Dean Witter & Co. (the "Registrant") released financial information with respect to the quarter ended November 30, 1998. A copy of the press release containing such financial information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated January 7, 1999 containing financial information for the fourth quarter ended November 30, 1998.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  --------------------------------
                                          (Registrant)

                                  By: /s/ Ronald T. Carman
                                  --------------------------------
                                      Ronald T. Carman
                                      Assistant Secretary


Dated: January 7, 1999

                       MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)

                                                                                Percentage
                                                 Quarter Ended                 Change From:        Twelve Months Ended
                                      -------------------------------------   ----------------  -------------------------
                                         Nov 30,     Nov 30,      Aug 31,     Nov 30,  Aug 31,    Nov 30,       Nov 30,   Percentage
                                          1998        1997         1998        1997     1998       1998          1997       Change
                                      -----------  -----------  -----------   ------   ------   -----------   ----------- ----------
Net revenues
 Securities                           $     2,505  $     2,405  $     2,549       4%      (2%)  $    10,834   $     9,390    15%
 Asset Management                             636          608          409       5%      56%         2,410         2,476    (3%)
 Credit and Transaction Services              828          719          883      15%      (6%)        3,200         2,967     8%
                                      -----------  -----------  -----------                     -----------   -----------
 Consolidated net revenues            $     3,969  $     3,732  $     3,841       6%       3%   $    16,444   $    14,833    11%
                                      ===========  ===========  ===========                     ===========   ===========
Net income
 Securities                           $       610  $       620  $       439      (2%)     39%   $     2,052   $     1,650    24%
 Asset Management                             367          111           12     231%    2958%           653           531    23%
 Credit and Transaction Services              247           79          175     213%      41%           688           468    47%
                                      -----------  -----------  -----------                     -----------   -----------
 Net income before cumulative effect
     of a change in accounting              1,224          810          626      51%      96%         3,393         2,649    28%
 Cumulative effect of a change in
     accounting(1)                              0            0            0      --       --           (117)            0     *
                                      -----------  -----------  -----------                     -----------   -----------
 Consolidated net income              $     1,224  $       810  $       626      51%      96%   $     3,276   $     2,649    24%
                                      ===========  ===========  ===========                     ===========   ===========
 Preferred stock dividend
     requirements                     $        12  $        14  $        14     (14%)    (14%)  $        55   $        66   (17%)
                                      ===========  ===========  ===========                     ===========   ===========
 Earnings applicable to common shares $     1,212  $       796  $       612      52%      98%   $     3,221   $     2,583    25%
                                      ===========  ===========  ===========                     ===========   ===========
 Merger charges                       $         0  $         0  $         0      --       --    $         0   $        63     *
                                      ===========  ===========  ===========                     ===========   ===========
 Earnings applicable to common shares
     after merger charges             $     1,212  $       796  $       612      52%      98%   $     3,221   $     2,520    28%
                                      ===========  ===========  ===========                     ===========   ===========

Operating results(2)
 Securities                           $       610  $       620  $       439      (2%)     39%   $     2,052   $     1,650    24%
 Asset Management                             185          111           12      67%    1442%           471           531   (11%)
 Credit and Transaction Services               84           79          175       6%     (52%)          525           468    12%
                                      -----------  -----------  -----------                     -----------   -----------
 Operating results                    $       879  $       810  $       626       9%      40%   $     3,048   $     2,649    15%
                                      ===========  ===========  ===========                     ===========   ===========

(1) Represents the effects of an accounting change adopted in the fourth quarter (effective December 1, 1997) with respect to the accounting for offering costs paid by investment advisors of closed end funds where such costs are not specifically reimbursed through separate advisory contracts. In addition, quarterly results have been restated.

(2) Excludes the effects of the net gain on sales of businesses and the cumulative effect of a change in accounting.

                       MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)


                                                                                Percentage
                                                 Quarter Ended                 Change From:        Twelve Months Ended
                                      -------------------------------------   ----------------  -------------------------
                                         Nov 30,     Nov 30,      Aug 31,     Nov 30,  Aug 31,    Nov 30,       Nov 30,   Percentage
                                          1998        1997         1998        1997     1998       1998          1997       Change
                                      -----------  -----------  -----------   ------   ------   -----------   ----------- ----------
Basic earnings per common share
  Net income before cumulative effect
    of a change in accounting         $      2.16  $      1.37  $      1.07     58%     102%    $      5.80   $      4.38     32%
  Cumulative effect of a change
    in accounting                     $      0.00  $      0.00  $      0.00     --       --     $     (0.20)  $      0.00      *
  Net income                          $      2.16  $      1.37  $      1.07     58%     102%    $      5.60   $      4.38     28%

Diluted earnings per common share
  Net income before cumulative effect
    of a change in accounting         $      2.07  $      1.30  $      1.01     59%     105%    $      5.52   $      4.16     33%
  Cumulative effect of a change
    in accounting                     $      0.00  $      0.00  $      0.00     --       --     $     (0.19)  $      0.00      *
  Net income                          $      2.07  $      1.30  $      1.01     59%     105%    $      5.33   $      4.16     28%

  Excluding gain on sales of
    businesses and merger charges(1)  $      1.49  $      1.30  $      1.01     15%      48%    $      4.95   $      4.27     16%

Average common shares outstanding
  Basic                               560,108,890  580,985,871  573,170,507                     575,822,725   574,818,233
  Diluted                             585,533,337  612,092,405  604,779,594                     606,294,065   606,306,475
Period end common shares
    outstanding                       565,670,808  594,708,971  582,790,622                     565,670,808   594,708,971

Return on common equity excluding the
  cumulative effect of a change in
  accounting                               37.2%        25.8%        18.7%                            25.2%         22.0%
Return on common equity excluding gain
  on sales of businesses and merger
  charges(1)                               27.0%        25.8%        18.7%                            22.7%         22.6%

---------------
(1) Excludes from net income the effects of the net gain on sales of businesses, expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and the cumulative effect of a change in accounting.

                       MORGAN STANLEY DEAN WITTER & CO.
                   Consolidated Income Statement Information
            (unaudited, dollars in millions, except per share data)

                                                                                Percentage
                                                 Quarter Ended                 Change From:        Twelve Months Ended
                                      -------------------------------------   ----------------  -------------------------
                                         Nov 30,     Nov 30,      Aug 31,     Nov 30,  Aug 31,    Nov 30,       Nov 30,   Percentage
                                          1998        1997         1998        1997     1998       1998          1997       Change
                                      -----------  -----------  -----------   ------   ------   -----------   ----------- ----------
Investment banking                    $       733  $       773  $       819      (5%)    (11%)  $     3,340   $     2,694     24%
Principal transactions:
 Trading                                      798          822          499      (3%)     60%         3,291         3,191      3%
 Investments                                   90           65         (174)     38%     152%            89           463    (81%)
Commissions                                   587          553          608       6%      (3%)        2,353         2,086     13%
Fees:
 Asset management, distribution and
    administration                            714          652          718      10%      (1%)        2,849         2,505     14%
 Merchant and cardmember                      377          411          438      (8%)    (14%)        1,647         1,704     (3%)
 Servicing                                    270          180          255      50%       6%           928           762     22%
Interest and dividends                      4,007        3,447        4,283      16%      (6%)       16,436        13,583     21%
Other                                          44           36           52      22%     (15%)          198           144     38%
                                      -----------  -----------  -----------                     -----------   -----------
 Total revenues                             7,620        6,939        7,498      10%       2%        31,131        27,132     15%
Interest expense                            3,438        2,854        3,377      20%       2%        13,514        10,806     25%
Provision for consumer loan losses            213          353          280     (40%)    (24%)        1,173         1,493    (21%)
                                      -----------  -----------  -----------                     -----------   -----------
 Net revenues                               3,969        3,732        3,841       6%       3%        16,444        14,833     11%
                                      -----------  -----------  -----------                     -----------   -----------
Compensation and benefits                   1,222        1,175        1,609       4%     (24%)        6,636         6,019     10%
Occupancy and equipment                       152          137          148      11%       3%           583           526     11%
Brokerage, clearing and exchange fees         136          122          160      11%     (15%)          552           460     20%
Information processing and communications     307          294          291       4%       5%         1,140         1,080      6%
Marketing and business development            477          324          354      47%      35%         1,411         1,179     20%
Professional services                         217          132          176      64%      23%           677           451     50%
Other                                         197          191          193       3%       2%           745           770     (3%)
                                      -----------  -----------  -----------                     -----------   -----------
 Total non-interest expenses                2,708        2,375        2,931      14%      (8%)       11,744        10,485     12%
                                      -----------  -----------  -----------                     -----------   -----------
Gain on sales of businesses                   685            0            0       *        *            685             0      *
                                      -----------  -----------  -----------                     -----------   -----------
Income before income taxes and
     cumulative effect of a change
     in accounting                          1,946        1,357          910      43%     114%         5,385         4,348     24%
Income tax expense                            722          547          284      32%     154%         1,992         1,699     17%
                                      -----------  -----------  -----------                     -----------   -----------
Net income before cumulative effect of
     a change in accounting                 1,224          810          626      51%      96%         3,393         2,649     28%
Cumulative effect of a change in
     accounting(1)                              0            0            0      --       --           (117)            0      *
                                      -----------  -----------  -----------                     -----------   -----------
Net income                            $     1,224  $       810  $       626      51%      96%   $     3,276   $     2,649     24%
                                      ===========  ===========  ===========                     ===========   ===========
Preferred stock dividend requirements $        12  $        14  $        14     (14%)    (14%)  $        55   $        66    (17%)
                                      ===========  ===========  ===========                     ===========   ===========
Earnings applicable to common shares  $     1,212  $       796  $       612      52%      98%   $     3,221   $     2,583     25%
                                      ===========  ===========  ===========                     ===========   ===========
Merger charges                        $         0  $         0  $         0      --       --    $         0   $        63      *
                                      ===========  ===========  ===========                     ===========   ===========
Earnings applicable to common shares
 after merger charges                 $     1,212  $       796  $       612      52%      98%   $     3,221   $     2,520     28%
                                      ===========  ===========  ===========                     ===========   ===========

(1) Represents the effects of an accounting change adopted in the fourth quarter (effective December 1, 1997) with respect to the accounting for offering costs paid by investment advisors of closed end funds where such costs are not specifically reimbursed through separate advisory contracts. In addition, quarterly results have been restated.

                       MORGAN STANLEY DEAN WITTER & CO.
         Securities and Asset Management Income Statement Information
                       (unaudited, dollars in millions)

                                                                                Percentage
                                                 Quarter Ended                 Change From:        Twelve Months Ended
                                      -------------------------------------   ----------------  -------------------------
                                         Nov 30,     Nov 30,      Aug 31,     Nov 30,  Aug 31,    Nov 30,       Nov 30,   Percentage
                                          1998        1997         1998        1997     1998       1998          1997       Change
                                      -----------  -----------  -----------   ------   ------   -----------   ----------- ----------
Investment banking                    $       733  $       773  $       819      (5%)    (11%)  $     3,340   $     2,694     24%
Principal transactions:
 Trading                                      798          822          499      (3%)     60%         3,291         3,191      3%
 Investments                                   90           65         (174)     38%     152%            89           463    (81%)
Commissions                                   577          544          599       6%      (4%)        2,317         2,059     13%
Asset management, distribution and
    admininistration fees                     713          652          718       9%      (1%)        2,848         2,505     14%
Interest and dividends                      3,405        2,679        3,601      27%      (5%)       13,696        10,455     31%
Other                                          44           32           41      38%       7%           182           132     38%
                                      -----------  -----------  -----------                     -----------   -----------
 Total revenues                             6,360        5,567        6,103      14%       4%        25,763        21,499     20%
Interest expense                            3,219        2,554        3,145      26%       2%        12,519         9,633     30%
                                      -----------  -----------  -----------                     -----------   -----------
 Net revenues                               3,141        3,013        2,958       4%       6%        13,244        11,866     12%
                                      -----------  -----------  -----------                     -----------   -----------

Compensation and benefits                   1,091        1,038        1,464       5%     (25%)        6,071         5,475     11%
Occupancy and equipment                       135          119          128      13%       5%           510           462     10%
Brokerage, clearing and exchange fees         134          118          156      14%     (14%)          538           448     20%
Information processing and communications     187          170          171      10%       9%           666           602     11%
Marketing and business development            137           96          118      43%      16%           487           393     24%
Professional services                         192          117          150      64%      28%           579           378     53%
Other                                         139          125          138      11%       1%           529           511      4%
                                      -----------  -----------  -----------                     -----------   -----------
 Total non-interest expenses                2,015        1,783        2,325      13%     (13%)        9,380         8,269     13%
                                      -----------  -----------  -----------                     -----------   -----------
Gain on sales of businesses                   323            0            0       *        *            323             0      *
                                      -----------  -----------  -----------                     -----------   -----------
Income before income taxes                  1,449        1,230          633      18%     129%         4,187         3,597     16%
Income tax expense                            472          499          182      (5%)    159%         1,482         1,416      5%
                                      -----------  -----------  -----------                     -----------   -----------
Net income                            $       977  $       731  $       451      34%     117%   $     2,705   $     2,181     24%
                                      ===========  ===========  ===========                     ===========   ===========

Compensation and benefits as
    a % of net revenues                       35%          34%          49%                              46%           46%
Non-compensation expenses as
    a % of net revenues                       29%          25%          29%                              25%           24%
Profit margin (1)                             31%          24%          15%                              20%           18%

---------------
(1) Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)

                                                                                Percentage
                                                 Quarter Ended                 Change From:        Twelve Months Ended
                                      -------------------------------------   ----------------  -------------------------
                                         Nov 30,     Nov 30,      Aug 31,     Nov 30,  Aug 31,    Nov 30,       Nov 30,   Percentage
                                          1998        1997         1998        1997     1998       1998          1997       Change
                                      -----------  -----------  -----------   ------   ------   -----------   ----------- ----------
Fees:
 Merchant and cardmember              $       377  $       411  $       438    (8%)      (14%)  $     1,647   $     1,704      (3%)
 Servicing                                    270          180          255    50%         6%           928           762      22%
Commissions                                    10            9            9    11%        11%            36            27      33%
Asset management, distribution and
 administration                                 1            0            0     *          *              1             0       *
Other                                           0            4           11     *          *             16            12      33%
                                      -----------  -----------  -----------                     -----------   -----------
 Total non-interest revenues                  658          604          713     9%        (8%)        2,628         2,505       5%

Interest revenue                              602          768          682   (22%)      (12%)        2,740         3,128     (12%)
Interest expense                              219          300          232   (27%)       (6%)          995         1,173     (15%)
                                      -----------  -----------  -----------                     -----------   -----------
 Net interest income                          383          468          450   (18%)      (15%)        1,745         1,955     (11%)

Provision for consumer loan losses            213          353          280   (40%)      (24%)        1,173         1,493     (21%)
                                      -----------  -----------  -----------                     -----------   -----------
 Net credit income                            170          115          170    48%        --            572           462      24%
                                      -----------  -----------  -----------                     -----------   -----------
 Net revenues                                 828          719          883    15%        (6%)        3,200         2,967       8%
                                      -----------  -----------  -----------                     -----------   -----------

Compensation and benefits                     131          137          145    (4%)      (10%)          565           544       4%
Occupancy and equipment                        17           18           20    (6%)      (15%)           73            64      14%
Brokerage, clearing and exchange fees           2            4            4   (50%)      (50%)           14            12      17%
Information processing and communications     120          124          120    (3%)       --            474           478      (1%)
Marketing and business development            340          228          236    49%        44%           924           786      18%
Professional services                          25           15           26    67%        (4%)           98            73      34%
Other                                          58           66           55   (12%)        5%           216           259     (17%)
                                      -----------  -----------  -----------                     -----------   -----------
 Total non-interest expenses                  693          592          606    17%        14%         2,364         2,216       7%
                                      -----------  -----------  -----------                     -----------   -----------

Gain on sales of businesses                   362            0            0     *          *            362             0       *
                                      -----------  -----------  -----------                     -----------   -----------
Income before income taxes                    497          127          277   291%        79%         1,198           751      60%
Income tax expense                            250           48          102   421%       145%           510           283      80%
                                      -----------  -----------  -----------                     -----------   -----------
Net income                            $       247  $        79  $       175   213%        41%   $       688   $       468      47%
                                      ===========  ===========  ===========                     ===========   ===========

Compensation and benefits as
 a % of net revenues                          16%          19%          16%                             18%           18%
Non-compensation expenses as
 a % of net revenues                          68%          63%          52%                             56%           56%
Profit margin (1)                             30%          11%          20%                             22%           16%

---------------
(1) Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)
                             (Managed loan basis)

                                                                                Percentage
                                                 Quarter Ended                 Change From:        Twelve Months Ended
                                      -------------------------------------   ----------------  -------------------------
                                         Nov 30,     Nov 30,      Aug 31,     Nov 30,  Aug 31,    Nov 30,       Nov 30,   Percentage
                                          1998        1997         1998        1997     1998       1998          1997       Change
                                      -----------  -----------  -----------   ------   ------   -----------   ----------- ----------
Fees:
 Merchant and cardmember               $      522   $      522   $      577      --      (10%)  $    2,151    $    2,140       1%
 Servicing                                      0            0            0      --       --             0             0      --
Commissions                                    10            9            9      11%      11%           36            27      33%
Asset management, distribution and
 administration                                 1            0            0       *        *             1             0       *
Other                                           3            1            9     200%     (67%)          17            10      70%
                                       -----------  -----------  -----------                    -----------   -----------
 Total non-interest revenues                  536          532          595       1%     (10%)       2,205         2,177       1%

Interest revenue                            1,289        1,340        1,365      (4%)     (6%)       5,337         5,246       2%
Interest expense                              475          518          500      (8%)     (5%)       2,004         2,002      --
                                       -----------  -----------  -----------                    -----------   -----------
 Net interest income                          814          822          865      (1%)     (6%)       3,333         3,244       3%

Provision for consumer loan losses            522          635          577     (18%)    (10%)       2,338         2,454      (5%)
                                       -----------  -----------  -----------                    -----------   -----------
 Net credit income                            292          187          288      56%       1%          995           790      26%
                                       -----------  -----------  -----------                    -----------   -----------
 Net revenues                                 828          719          883      15%      (6%)       3,200         2,967       8%
                                       -----------  -----------  -----------                    -----------   -----------

Compensation and benefits                     131          137          145      (4%)    (10%)         565           544       4%
Occupancy and equipment                        17           18           20      (6%)    (15%)          73            64      14%
Brokerage, clearing and exchange fees           2            4            4     (50%)    (50%)          14            12      17%
Information processing and communications     120          124          120      (3%)     --           474           478      (1%)
Marketing and business development            340          228          236      49%      44%          924           786      18%
Professional services                          25           15           26      67%      (4%)          98            73      34%
Other                                          58           66           55     (12%)      5%          216           259     (17%)
                                       -----------  -----------  -----------                    -----------   -----------
 Total non-interest expenses                  693          592          606      17%      14%        2,364         2,216       7%
                                       -----------  -----------  -----------                    -----------   -----------
Gain on sales of businesses                   362            0            0       *        *           362             0       *
                                       -----------  -----------  -----------                    -----------   -----------
Income before income taxes                    497          127          277     291%      79%        1,198           751      60%
Income tax expense                            250           48          102     421%     145%          510           283      80%
                                       -----------  -----------  -----------                    -----------   -----------
Net income                             $      247   $       79   $      175     213%      41%   $      688    $      468      47%
                                       ===========  ===========  ===========                    ===========   ===========

Compensation & benefits as
   a % of net revenues                         16%          19%          16%                            18%           18%
Non-compensation expenses as
   a % of net revenues                         68%          63%          52%                            56%           56%
Profit margin (1)                              30%          11%          20%                            22%           16%

----------
(1) Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
                         Segment and Statistical Data
                                  (unaudited)

                                                        Quarter Ended                      Percentage Change From:
                                           -------------------------------------------   ----------------------------
                                           Nov 30, 1998   Nov 30, 1997    Aug 31, 1998   Nov 30, 1997    Aug 31, 1998
                                           ------------   ------------    ------------   ------------    ------------
MSDW

Period end common shares outstanding       565,670,808     594,708,971     582,790,622           (5%)            (3%)
Book value per common share              $       23.88   $       22.11   $       22.13            8%              8%
Shareholder's equity (millions) (1)      $      14,519   $      13,956   $      13,904            4%              4%
Total capital (millions) (2)             $      37,922   $      33,577   $      36,727           13%              3%

SECURITIES ($ billions)

Individual Securities
 Financial advisors                             11,238          10,157          10,753           11%              5%
 Client assets                           $         438   $         378   $         392           16%             12%

Institutional Securities (3)
 Mergers and acquisitions announced
   transactions (4)
  MSDW global market volume              $       622.3   $       339.7   $       450.1
  Rank                                               3               1               3
 Worldwide equity and related issues (4)
  MSDW global market volume              $        32.6   $        33.5   $        23.2
  Rank                                               3               1               1

ASSET MANAGEMENT ($ billions)

Assets under managememt and administration
Products offered primarily to individuals
 Mutual funds
  Equity                                 $          75   $          69   $          64            9%             17%
  Fixed income                                      57              52              55           10%              4%
  Money markets                                     37              29              35           28%              6%
                                           ------------    ------------    ------------
  Total mutual funds                               169             150             154           13%             10%

 ICS Assets                                         19              14              16           36%             19%
 Other                                              31              29              30            7%              3%

Products offered primarily to
   institutional clients
 Mutual funds                                       54              30              52           80%              4%
 Separate accounts, pooled vehicle and
  other arrangements                               103             115             104          (10%)            (1%)

Total assets under management            $         376   $         338   $         356           11%              6%

----------
(1) Includes preferred and common equity.
(2) Includes preferred equity, capital units and non-current portion of long-term debt.
(3) Source:  Securities Data Corp.
(4) Information is year to date and stated on a calendar year basis.

                       MORGAN STANLEY DEAN WITTER & CO.
                         Segment and Statistical Data
                       (unaudited, dollars in millions)

                                                                               Percentage
                                              Quarter Ended                    Change From:        Twelve Months Ended
                                   ------------------------------------  --------------------  -------------------------
                                      Nov 30,     Nov 30,      Aug 31,     Nov 30,   Aug 31,     Nov 30,       Nov 30,   Percentage
                                       1998        1997         1998        1997      1998        1998          1997       Change
                                   -----------  -----------  ----------  ---------  ---------  -----------  -----------  ----------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period end                         $   15,996  $   20,917  $   17,657      (24%)       (9%)   $   15,996   $    20,917      (24%)
 Average                            $   16,822  $   21,186  $   17,416      (21%)       (3%)   $   18,557   $    21,285      (13%)

Managed consumer loans (1)
 Period end                         $   32,502  $   35,950  $   34,228      (10%)       (5%)   $   32,502   $    35,950      (10%)
 Average                            $   33,126  $   35,298  $   34,076       (6%)       (3%)   $   34,619   $    34,619        --
 Interest yield                         14.72%      14.79%      15.19%  (0.07 pp)  (0.47 pp)       14.86%        14.83%   0.03 pp
 Interest spread                         8.71%       8.58%       9.06%   0.13 pp   (0.35 pp)        8.70%         8.66%   0.04 pp
 Net charge-off rate                     6.94%       7.21%       6.56%  (0.27 pp)   0.38 pp         6.90%         6.95%  (0.05 pp)
 Delinquency rate (over 30 days)         6.53%       6.98%       7.19%  (0.45 pp)  (0.66 pp)        6.53%         6.98%  (0.45 pp)

General purpose credit card
 transaction volume
 (in billions)                                                                                 $       58   $        56        4%
General purpose credit card
 accounts (in millions)                                                                                38            40       (5%)
General purpose credit card
 active accounts (in millions)                                                                         22            23       (4%)
General purpose average
 receivables per average active
 account (actual $)                                                                            $    1,486   $     1,382        7%
NOVUS Network increase in merchant
 locations (in thousands)                                                                             394           405       (3%)

----------
(1) Includes owned and securitized consumer loans.